Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 10 — INCOME TAXES

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31
	2011	2010	2009
Current:
Federal	$17,494	$2,664	$3,509
State	5,251	2,427	1,674
Foreign	7,920	6,838	13,601
Deferred:
Federal	1,302	7,579	1,791
State	176	15	1,284
Foreign	2,682	(1,703)	(5,840)

Total income tax provision	$34,825	$17,820	$16,019

The reconciliations of the U.S. federal statutory rate to the effective income tax rate are as follows:

	Year Ended December 31
	2011		2010		2009
Tax provision at U.S. federal statutory rates		35.0%		35.0%		35.0%
State taxes		4.0		1.4		2.0
Foreign taxes and foreign losses with tax benefit		(0.6)		(13.3)		(19.1)
Change in U.S. valuation allowance		0.4		(0.2)		(0.3)
Research and development credits		(4.3)		(3.5)		(2.1)
Section 199 benefit (1)		(2.7)		—		—
Stock-based compensation expense (1)		6.7		—		—
Other		2.1		(3.7)		3.5

		40.6%		15.7%		19.0%

(1)	For 2010 and 2009, the impact of Section 199 benefit and stock-based compensation expense were not separately disclosed as these were not material to the overall effective tax rate.

Our effective income tax rate increased to 40.6% compared to the previous year primarily as a result of the mix of pre-tax income between high and low tax jurisdictions, and other discrete items impacting the year ended December 31, 2011. Discrete items primarily include additional valuation allowances recorded against foreign deferred tax assets for Brazil, Mexico and China, excess shortfalls associated with the exercise, cancellation and expiration of stock options, and decreases due to release of reserves from the expiration of the U.S. federal income tax statute for the fiscal year 2007 and closure of the Canada Revenue Agency income tax audit for the fiscal years 2006 through 2007.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred taxes are as follows (in thousands):

	December 31
	2011	2010
Deferred tax assets:
Accounts receivable and sales returns reserves	$255	$170
Accrued liabilities	7,225	7,353
Deferred revenue	9,972	4,256
Foreign net operating loss carry-forwards	20,267	18,292
U.S. net operating loss carry-forwards	29,315	17,827
Stock compensation	13,146	16,549
Tax credits	13,999	14,303
Other	13,162	13,423

Total gross deferred tax assets	107,341	92,173
Deferred tax liability - Intangibles	(42,243)	(16,518)
Deferred tax liability - Fixed Assets	(2,724)	(92)
Valuation allowance	(23,168)	(20,309)

Net deferred income taxes	39,206	55,254
Less current portion	(21,647)	(8,269)

Non-current portion	$17,559	$46,985

As of December 31, 2011, our valuation allowance was approximately $23.2 million on certain of our deferred tax assets. The change of $2.9 million in our valuation allowance primarily relates to a net increase in allowances related to foreign net operating losses in Brazil, Mexico and China. Based on the weight of available evidence, we believe that it is more likely than not that these deferred tax assets will not be realized.

As of December 31, 2011, we have estimated federal and state net operating loss carry-forwards of approximately $110.7 million from acquired subsidiaries which begin to expire in 2011. Additionally, we have certain federal net operating losses of approximately $5.4 million related to an acquired subsidiary that, as a result of federal consolidation rules, are not available to offset current or future income of our other U.S. entities. At December 31, 2011, we also have foreign net operating loss carry-forwards of approximately $85.1 million, which began to expire in 2011. Approximately $25.1 million of the foreign net operating loss carry-forwards were incurred by subsidiaries prior to the date of our acquisition of such subsidiaries. We established a valuation allowance of approximately $3.7 million at the dates of acquisition related to these subsidiaries.

As of December 31, 2011, we have state tax credit carry-forwards of $7.5 million, which will carry forward indefinitely until utilized. Also, we have $1.5 million of acquired state tax credits that are subject to ownership change limitations and will begin to expire in 2018.

During the current year, we realized net tax benefits of $6.9 million from the stock-based compensation. That amount was allocated and debited (credited) to the following items (in thousands):

Goodwill	(10)
Deferred income tax asset	(11,064)
Income tax provision	4,100

Total	$(6,974)

Income before income taxes consists of the following components (in thousands):

	Year Ended December 31
	2011	2010	2009
United States	$54,618	$55,856	$14,953
Foreign	31,157	57,686	69,242

Total	$85,775	$113,542	$84,195

As of December 31, 2011, gross undistributed earnings of our foreign subsidiaries were approximately $333.1 million and are considered permanently reinvested outside the United States. It is not practicable to estimate the amount of U.S. income taxes or foreign withholding taxes that may be payable upon distribution of such earnings.

As of December 31, 2011, the estimated liability for our uncertain tax positions was approximately $56.9 million. The change in unrecognized tax benefits, excluding interest and penalties, is as follows (in thousands):

	Year Ended December 31
	2011	2010	2009
Unrecognized tax benefit at the beginning of the year	$46,846	$51,332	$47,477
Additions from tax positions taken in the current year	11,889	7,366	9,129
Additions from tax positions taken in prior years	4,339	151	7,467
Reductions from tax positions taken in prior years	—	(2,974)	(10,665)
Settlements of tax audits	(1,324)	—	(2,076)
Decrease related to lapse of statute of limitations	(4,816)	(9,029)	—

Unrecognized tax benefit at the end of the year	$56,934	$46,846	$51,332

Included in the unrecognized tax benefit at December 31, 2011 is $39.3 million of tax benefits that, if recognized, would affect the effective tax rate. Also included in the unrecognized tax benefits at December 31, 2011 is $17.6 million of tax benefits that, if recognized would result in adjustments to deferred tax assets and long term income taxes payable/receivable or valuation allowances.

During the years ended December 31, 2011 and 2010, we recorded on a cumulative basis approximately $5.2 million and $4.3 million for tax-related interest and penalties within the income tax provision, respectively. Penalties and tax-related interest expense are reported as a component of our income tax provision.

As of December 31, 2011, we are no longer subject to U.S. federal audits for years through December 31, 2007 and California state audits for years through December 31, 2006. We continue to be subject to examination in the U.S. federal jurisdiction for years from 2008 through 2011, as well as various state and foreign jurisdictions for the tax years from 2006 through 2011.

During the first quarter of 2011, we received examination notices from the Internal Revenue Service and the California Franchise Tax Board to audit income tax returns filed for calendar years 2008 through 2009, and 2007 through 2008, respectively. Both of these examinations are currently in the information gathering stage and no assessments have been made at this point.

During 2009, we filed requests with Irish Inland Revenue and the French Tax Authority to enter into the Mutual Agreement Procedure pursuant to Article 24 of the Ireland-France Income Tax Treaty. This request attempts to resolve the adjustments proposed by the French Tax Authority during their audit of our French subsidiary for the period April 1, 2003 through December 31, 2004. This request continues to be outstanding as of December 31, 2011.

Additionally, we are currently under examination by the French Tax Authority for the years ended December 31, 2005 – 2008, the German Tax Authority for the years ended December 31, 2005 – 2007 and Her Majesty's Revenue & Customs (UK) for the years ended December 31, 2006 – 2007. In December 2009 we received a tax assessment from the French Tax Authority for the years ended December 31, 2005 – 2006. In November 2010, we received a tax assessment from the French Tax Authority for the years ended December 31, 2007 – 2008. We continue to pursue resolution of these assessments through the various appeals processes within France. Neither assessment from the French Tax Authority has been incorporated into the current Mutual Agreement Procedure pursuant to Article 24 of the Ireland-France Income Tax Treaty.

During the quarter ended September 30, 2011, we received notice from the Canadian Revenue Agency informing us they have closed the audit period with no proposed adjustments.

We believe appropriate provisions for all outstanding issues have been made for all jurisdictions and all open years. However, due to the risk that audit outcomes and the timing of audit settlements are subject to significant uncertainty and as we continue to evaluate such uncertainties in light of current facts and circumstances, our current estimate of the total amounts of unrecognized tax benefits could increase or decrease for all open tax years. As of the date of this report, we do not anticipate that there will be any significant change in the unrecognized tax benefits within the next twelve months.